Income Taxes Disclosure	Dec. 31, 2020
Notes
Income Taxes Disclosure

Note 11. Income Taxes

The recognized deferred tax asset is based upon the expected utilization of its benefit from future taxable income. The Company has federal net operating loss (“NOL”) carryforwards of approximately $5,025,000 as of December 31, 2019, expiring through various dates through 2036.

The foregoing amounts are management’s estimates and the actual results could differ from those estimates. Future profitability in this competitive industry depends on continually obtaining and fulfilling new profitable sales agreements and modifying products. The inability to increase sales could reduce estimates of future profitability, which could affect the Company’s ability to realize the deferred tax assets. Significant components of the Company’s deferred tax assets and liabilities are summarized as follows:

	December 31,	December 31,
	2020	2019
Deferred tax assets:
Net operating loss carryforwards	$1,447,335	$1,407,182
Startup costs	-	1,827
Deferred compensation	133,671	103,671
Depreciation	-	(38,004)
Deferred tax asset	1,581,006	1,474,676
Less valuation allowance	(1,581,006)	(1,474,676)

Deferred tax asset, net	$--	$--

Based upon the net losses historically incurred and, the prospective global economic conditions, management believes that it is not more likely than not that the deferred tax asset will be realized and has provided a valuation allowance of 100% of the deferred tax asset.

A reconciliation of the income tax (benefit) provision at the statutory Federal tax rate of 21% and 321%, respectively, for the years ended December 31, 2020 and 2019 to the income tax (benefit) provision recognized in the financial statements is as follows:

	December 31, 2020	December 31, 2019
U.S. statutory rate	(21%)	(21%)
Income tax expenses - state and local, net of federal benefit	6%	6%
Change in valuation allowance	15%	15%

Effective tax rate	--	--